SCHEDULE 14A


                         SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                   1934
                             (Amendment No.  )

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

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[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
240.14a-12


                      OIL-DRI CORPORATION OF AMERICA

             (Name of Registrant as Specified in its Charter)


                         OIL-DRI CORPORATION OF AMERICA
                (Name of Person(s) Filing Proxy Statement)

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14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

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